Exhibit 10.10.3

SUPPLEMENT NO. 2, dated as of November 30, 2016, to the Amended and Restated Subsidiary Guarantee Agreement dated as of October 11, 2016, among MOLSON COORS BREWING COMPANY, a Delaware corporation (the “Company”), MOLSON COORS BREWING COMPANY (UK) LIMITED, MOLSON CANADA 2005, MOLSON COORS CANADA INC. and MOLSON COORS INTERNATIONAL LP (the “Initial Borrowing Subsidiaries” and, together with the Company and other Borrowing Subsidiaries from time to time party to the Credit Agreement, the “Borrowers”), each subsidiary of the Company listed on Schedule I hereto (each such subsidiary individually, a “Guarantor” and collectively, the “Guarantors”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (the “Administrative Agent”).
A.     Reference is made to the Credit Agreement dated as of June 18, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, the Initial Borrowing Subsidiaries and other Borrowing Subsidiaries from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent, Deutsche Bank AG New York Branch, as an Issuing Bank, Deutsche Bank AG, Canada Branch, as Canadian Administrative Agent, and Bank of America, N.A., as an Issuing Bank.
B.     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Subsidiary Guarantee Agreement referred to therein.
C.     The Guarantors have entered into the Subsidiary Guarantee Agreement in order to induce the Lenders to make Loans and accept and purchase B/As upon the terms and subject to the conditions set forth in the Credit Agreement. Section 21 of the Subsidiary Guarantee Agreement provides that additional Subsidiaries of the Company may become Guarantors under the Subsidiary Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Subsidiary Guarantee Agreement in order to induce the Lenders to make additional Loans and accept and purchase additional B/As and as consideration for Loans previously made and B/As previously accepted and purchased.
Accordingly, the Administrative Agent and the New Subsidiary agree as follows:
SECTION 1.    In accordance with Section 21 of the Subsidiary Guarantee Agreement, the New Subsidiary by its signature below becomes a Guarantor under the Subsidiary Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Subsidiary Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof. Each reference to a “Guarantor” in the Subsidiary Guarantee Agreement shall be deemed to include the New Subsidiary. The Subsidiary Guarantee Agreement is hereby incorporated herein by reference.
SECTION 2.    The New Subsidiary represents and warrants to the Administrative Agent and the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 3.    This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary. Delivery of an executed signature page to this Supplement by facsimile transmission (or other electronic transmission (including by .pdf)) shall be as effective as delivery of a manually signed counterpart of this Supplement.
SECTION 4.    Except as expressly supplemented hereby, the Subsidiary Guarantee Agreement shall remain in full force and effect.
SECTION 5.    THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6.    In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 7.    All communications and notices hereunder shall be in writing and given as provided in Section 8 of the Subsidiary Guarantee Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it at the address set forth under its signature below.
SECTION 8.    The New Subsidiary agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and out-of-pocket disbursements of counsel for the Administrative Agent to the extent payable pursuant to Section 10.03 of the Credit Agreement.

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Amended and Restated Subsidiary Guarantee Agreement as of the day and year first above written.
JACOB LEINENKUGEL BREWING CO., LLC
By:    /s/ Tracey I. Joubert
Name: Tracey I. Joubert
Title:    Treasurer

Schedule I to Supplement No. 2 to
the Amended and Restated Subsidiary Guarantee Agreement

GUARANTORS
COORS BREWING COMPANY
CBC HOLDCO 2 LLC
CBC HOLDCO LLC
CBC HOLDCO 3 INC.
NEWCO3, INC.
MILLERCOORS HOLDINGS LLC
MOLSON COORS INTERNATIONAL GENERAL, ULC
MOLSON COORS INTERNATIONAL LP
MOLSON COORS CALLCO ULC
MOLSON CANADA 2005
MC HOLDING COMPANY LLC
MOLSON COORS HOLDCO INC.
COORS INTERNATIONAL HOLDCO 2, ULC*
3230600 NOVA SCOTIA COMPANY^
MOLSON COORS CANADA HOLDCO, ULC^
MOLSON COORS CANADA INC.^
MOLSON HOLDCO, ULC^
MOLSON INC.^
MOLSON CANADA 1 ULC^
MOLSON CANADA 2 ULC^
MOLSON CANADA 3 ULC^
GOLDEN ACQUISITION+
MOLSON COORS HOLDINGS LIMITED+
MOLSON COORS (UK) HOLDINGS LLP+
MOLSON COORS BREWING COMPANY (UK) LIMITED+

* Elective Guarantors
^Canadian Guarantors
+UK Guarantors